MERCER FUNDS

SUPPLEMENT

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2023, AS SUPPLEMENTED

The date of this Supplement is July 9, 2024.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

The Board of Trustees of Mercer Funds has approved the appointment of BennBridge Ltd as a subadviser to Mercer Emerging Markets Equity Fund (the “Fund”). BennBridge Ltd is being appointed to replace its affiliate BennBridge US LLC (“BennBridge US”) which is ceasing operations and has therefore assigned all existing client agreements to BennBridge Ltd. Accordingly, effective as of July 1, 2024, the SAI is amended as described below to reflect such subadviser change.

1.       In the section titled “Subadvisers, Sub-Subadvises and Portfolio Managers” on page 43 of the SAI, the information relating to BennBridge US is deleted in its entirety and replaced with the following information relating to BennBridge Ltd:

BennBridge Ltd, with principal offices located at Eagle House, 108-110 Jermyn Street, London, SW1Y 6EE, serves as a subadviser to the Fund. BennBridge Ltd is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). BennBridge Ltd., which is organized as a limited company incorporated under the laws of England and Wales, is an indirect, wholly-owned subsidiary of Bennelong Funds Management Group Pty Ltd, which is a privately owned asset management firm based in Australia that maintains ownership positions in numerous private investment management firms.

In connection with the services that BennBridge Ltd provides to the Fund, BennBridge Ltd utilizes the services of certain personnel of UK-based investment firm Skerryvore Asset Management LLP (“Skerryvore”) pursuant to the terms of an appointed representative services agreement that has been entered into between BennBridge Ltd and Skerryvore under which certain personnel of Skerryvore have been assigned to and work for BennBridge Ltd under the supervision of BennBridge Ltd. These Skerryvore personnel are each deemed to be “supervised persons” of BennBridge Ltd for purposes of the Advisers Act.

2.       In Appendix B of the SAI, titled “Proxy Voting Policies,” the Proxy Policy for BennBridge US is deleted in its entirety and replaced with the following Proxy Policy for BennBridge Ltd:

BennBridge Ltd

Proxy Voting Policy

Proxies are assets of BennBridge Clients that must be voted with diligence, care, and loyalty. BennBridge will vote each proxy in accordance with its fiduciary duty to its Clients. BennBridge will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. BennBridge may take into account the following factors, among others:

•         Whether the proposal was recommended by management;

•         BennBridge’s opinion of management;

•         Whether the proposal acts to entrench existing management;

•         Whether the proposal fairly compensates management for past and future performance; and

•         Whether the proposal benefits the company as a whole.

As noted previously, BennBridge attempts to vote proxies in the best interest of its client(s), and, to the extent practical, the client’s underlying shareholders/limited partners. Employees must notify the BennBridge CCO if they become aware of any material conflict of interest associated with a proxy vote. Since it is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting, the following examples are meant to help employees identify potential conflicts:

•         BennBridge’s client owns debt and equity securities of the same issuer, either of which may be adversely affected by the proxy vote;

•         An issuer or some other third party offers BennBridge or an Employee compensation in exchange for voting a proxy in a particular way; and

•   BennBridge receives a proxy solicitation from an issuer that a BennBridge Employee has a personal or business relationship with.

Upon notification of a potential material conflict, the BennBridge CCO will evaluate the conflict and determine an appropriate course of action, if any. Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires BennBridge to maintain certain books and records associated with its proxy voting policies and procedures. BennBridge’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO will coordinate BennBridge’s proxy voting process and ensure BennBridge complies with applicable recordkeeping requirements associated with proxy voting.

Voting Proxies for Loaned Securities

In the event that BennBridge is aware of a material vote on behalf of a RIC Client and BennBridge has the ability to call back loans and is aware of the securities on loan by the custodian, BennBridge may call back the loan and vote the proxies if time permits. Otherwise, BennBridge will rely on the RIC Client to call loaned securities back.

Disclosures to Clients and Investors

BennBridge includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how BennBridge voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to the BennBridge CCO, who will respond to any such requests.

As a matter of policy, BennBridge does not disclose how it expects to vote on upcoming proxies. Additionally, BennBridge does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

3.       In Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer Emerging Markets Equity Fund” beginning on page C-26, the information relating to BennBridge US is deleted in its entirety and replaced with the following information relating to BennBridge Ltd.

BennBridge Ltd

The allocated portion of the Fund’s portfolio managed by BennBridge Ltd is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of BennBridge Ltd’s allocated portion of the Fund’s portfolio are Glen Finegan as the Lead Portfolio Manager and Portfolio Managers Michael Cahoon, Nicholas Cowley, Stephen Deane, Ronan Kelleher and Ian Tabberer.

Compensation.

BennBridge Ltd has a remuneration policy which applies to all BennBridge Ltd staff. All BennBridge Ltd staff are currently paid a fixed, base salary which is commensurate with market rates for those of their seniority, experience and qualifications. The governing body of BennBridge Ltd has sought to set the fixed element of employee remuneration at a sufficient level to provide staff with comfortable living standards, in an attempt to avoid reliance on any variable element of remuneration, whilst ensuring the Firm’s capital and liquidity position remains strong.

Any variable element of remuneration will be largely based on profits generated by BennBridge (over and above all expenses), but will also take account of individual performance, to the extent the financial position of the Firm so allows. If the AIFs and Fund Vehicles do not perform well as a result of the investment strategy implemented by the Firm, variable remuneration may still be paid to non-investment staff if the financial position of the Firm so allows. No individual will be rewarded for the success of a specific transaction and whether a bonus is paid is determined by the success of the Firm as a whole, not by the performance of a specific strategy or client. Bonuses to individuals will be based on actual past performance, not based upon future or indicative results. Individual performance is reviewed on an annual basis. BennBridge does not operate a deferral process or claw back mechanism.

The Portfolio Managers are all members of Skerryvore and are therefore remunerated solely through Skerryvore. Members of Skerryvore receive fixed monthly drawings (salary) plus a share of firm profit equivalent to their participation level. In addition, Skerryvore can pay up to 10% of gross profit in discretionary bonuses which creates some flexibility. A condition of membership of Skerryvore is that all partners must co-invest up to 50% of their post-tax profit share in strategies run by the firm. These investments must be held for a minimum of three years.

Ownership of Fund Shares. As of the date of this supplement, the Portfolio Managers did not beneficially own any shares of the Fund.

Other Accounts Managed by the Portfolio Managers.*

In addition to the Fund, the Portfolio Managers collectively manage the following assets:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	$0	0	$0
Other Pooled Investment Vehicles*	4	$645	0	$0
Other Accounts*	3	$406	0	$0

*As of March 31, 2024. The portfolio managed by BennBridge Ltd is managed on a team basis.

Potential Conflicts of Interest

Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. BennBridge Ltd has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

4